Made today July 16th, 2004, in Cologna Veneta between the following companies:


- ECOIDEA S.R.L., an Italian Corporation, with principal office in Cologna Veneta (VR), via S. Michele n. 41, Capital Stock of 10,400.00 Euros, Tax ID and Verona Chamber of Commerce Business Registration Number 02903190235, through its duly authorized Sole Director and legal representative, Ing. Gerardo Menegazzi, invested with the necessary powers, hereinafter referred to as "ECOIDEA".


And


- ELECTRONIC SOLAR S.R.L., an Italian Corporation, with principal office in Cappelletta di Noale (VE), via Giovanna D'Arco 36, Capital Stock of 103,480.00 Euros, Tax ID and Treviso Chamber of Commerce Business Registration Number 00633600267, through its duly authorized legal representative Giovanni Antonello, invested with the necessary powers, hereinafter referred to as "ES".


And


- EUROPEAN WASTE SOLUTION INC., a Delaware (U.S.A.) Corporation, with principal office in Dover, DE (USA), through its duly authorized legal representative Gianfranco Licursi, invested with the necessary powers, hereinafter referred to as "EWS".


And


- L&R ENERGY COMPANY LLC, a New York (USA) Corporation, with principal office in Denver, CO (USA), through its duly authorized legal representative Richard Franks, invested with the necessary powers, hereinafter referred to as "L&R".


And


- NATHANIEL ENERGY CORP., a Delaware (USA) Corporation, with principal office in Englewood, CO (USA), Capital Stock of 30,000,000.00 U.S. Dollars, through its duly authorized legal representative Gorge Cretecos, invested with the necessary powers, hereinafter referred to as "NATHANIEL".

Hereinafter referred to collectively as the "PARTIES"

RECITALS:

A. On January 15th, 2003 ECOIDEA and ES signed an agreement, which is attached hereto as Sub. 1, for the design, supply, installation (at the ECOIDEA establishment in Cologna Veneta, via S. Michele 41) start-up, operation, management, ordinary and extraordinary maintenance of a waste-to-energy plant (hereinafter referred to as the "PLANT") producing electrical power for the production of electrical energy and steam, through the combustion of fuels derived from waste (RDF) using technologies provided by the Nathaniel gasification system (hereinafter referred to as "GASIFICATION SYSTEM") consisting of two Modified Model 1800 gasifiers manufactured by NATHANIEL (hereinafter referred to as "GASIFIERS"), boiler, computer management system, and engineering designs.

B. The consideration due to ES for the design, supply, installation, and start-up of the PLANT, as established by the above-referenced Agreement, was to be 11,000,000 U.S. dollars ("USD") in addition to VAT as determined by law, plus 6,100,000.00 Euros in addition to VAT, as determined by law, of which 1,800,000.00 Euros have already been paid by ECOIDEA.

C. To guarantee payment of the entire above-indicated amount, ECOIDEA has provided ES irrevocable and divisible letters of credit, issued by a major bank, which expired on June 30, 2004.

D. On July 1st, 2003 ES and EWS signed an Agreement whereby EWS is committed to providing the design, supply, installation, and start-up of the PLANT, which is the subject of the Agreement signed between ECOIDEA and ES, as well as the directions, user guides, spare-parts lists with costs, and quantities of materials required for planned ordinary and extraordinary maintenance; all of which for the consideration of USD 11,000,000.00 plus VAT as determined by law.

E. To guarantee payment of the above-indicated amount, ES provided EWS an irrevocable and divisible letter of credit for the same amount it received from ECOIDEA upon execution of the Agreement it signed with ECOIDEA.

F. On July 10th 2003, EWS signed an Agreement with L&R for the supply and start-up of the GASIFICATION SYSTEM to be used in the PLANT, for a consideration of USD 6,275,000.00 guaranteed by L&R with a letter of credit for the same amount it received from EWS upon execution of the Agreement detailed above.

G. In signing an Addendum Agreement on July 13, 2004, EWS and L&R agreed to increase the above-stated amount from 6,275,000.00 USD to 6,925,000.00 USD.

H. On October 28, 2003, L&R signed an Agreement with NATHANIEL for the design, supply, and start-up of the GASIFIERS to be used in the GASIFICATION SYSTEM, for a consideration of 2,100,000.00 USD in addition to any expenses incurred by NATHANIEL personnel for start-up at the ECOIDEA plant; this consideration was guaranteed by a letter of credit, in the above amount, given to NATHANIEL by L&R who had received it in execution of the above-mentioned Agreement. The termination notice of the Agreement mentioned in this paragraph has been revoked and said Agreement is hereby modified on this day.


I. The PLANT works are almost complete, with start-up and acceptance testing to follow.

J. NATHANIEL notified L&R on July 2, 2004 of its intention to terminate its October 28, 2003 Agreement with L&R due to the expiration of the above mentioned letters of credit and other deficiencies on the part of L&R, among which changes made by L&R to the GASIFIERS without previous authorization from NATHANIEL and without regard for safety. As indicated in paragraph H above, this termination has been revoked and a new Agreement hereby signed on this day.

K. On July 15, 2004, also in view of the PARTIES having expressed their desire to sign this Agreement, NATHANIEL revoked its notice to terminate the October 28, 2003 Agreement with L&R and agreed with L&R to reaffirm the validity of said Agreement and continue with its execution.

L. With this Agreement (hereinafter referred to as the "AGREEMENT") the PARTIES intend to undertake actions and behaviors to ensure a start-up of the PLANT by, and no later than, the July 31, 2004 deadline, as required by the Veneto Regional Council with its deliberation No. 2926 dated October 3, 2003, without prejudice to any party's right to undertake any action whatsoever to safeguard its rights and interests.

Now, therefore, the PARTIES hereto agree as follows:


                                    Article I
                            Recitals and Attachments


The Recitals and Attachments of this AGREEMENT are deemed to form a substantial and integral part thereof. The PARTIES mutually agree that this AGREEMENT was negotiated at length and agreed to in every detail, including the Recitals and Attachments thereto.

                                   Article II
                          AGREEMENT Nature and Effects

The stipulations of this AGREEMENT integrate and modify, within each of the PARTIES' respective sphere of responsibility, the provisions of the Agreements mentioned in recitals A., D., F., G., and H. that remain in effect without change except as explicitly integrated, modified or eliminated herein.

The PARTIES hereto explicitly state that this AGREEMENT is not to be deemed a settlement of the issues contained herein and agree to exclude any settlement effect from the AGREEMENT itself, without prejudice to any notice served by any of the PARTIES who reserve the broadest right to undertake appropriate legal action to safeguard their respective rights and interests.


                                   Article III
                                Common Objective

The PARTIES hereto have agreed to sign this AGREEMENT in order to pursue the common objective of completing and starting up the plant, each party within its own sphere of responsibility, within the deadline of July 31, 2004 as required by the Veneto Regional Council through its deliberation No. 2926 dated October 3, 2003.

                                   Article IV
                                     Subject

4.01 Assignment of ES Credit to EWS
-----------------------------------

ES hereby assigns to EWS a portion of its credit due from ECOIDEA as agreed-to compensation for the Agreement under Recital A. This portion amounts to USD
6,925,000.00 (six million nine hundred twenty five thousand) and carries the same terms and conditions as said Agreement under Recital A. Said amount will be collectible upon a positive PLANT acceptance test, as stipulated in the aforementioned Agreement.

The assignment detailed in the preceding sub-paragraph is in compliance with Art. 1198 of the Italian Civil Code, in fulfillment of ES' obligation to compensate EWS in the amount of USD 6,925,000.00 (six million nine hundred twenty five thousand) as part of the compensation stipulated in the Agreement under Recital D.

With reference to the assigned credit, ES undertakes to send EWS any documentation that pertains to the credit and is required for its collection, as well as any correspondence or payment that it may receive with respect to the assigned credit.

By affixing its signature hereto, ECOIDEA hereby confirms its acceptance of the assignment as detailed above.

4.02 Assignment of EWS Credit to L&R
------------------------------------

EWS hereby assigns to L&R its credit due from ECOIDEA, acquired as per the above Paragraph 4.01, in the amount of USD 6,925,000.00 (six million nine hundred twenty five thousand) at the same terms and conditions as the Agreement under Recital A. Said amount will be collectible upon a positive PLANT acceptance test, as stipulated in the aforementioned Agreement.

The assignment detailed in the preceding sub-paragraph is made in compliance with Art. 1198 of the Italian Civil Code, in fulfillment of EWS' obligation to compensate L&R in the amount of USD 6,925,000.00 (six million nine hundred twenty five thousand) which is due to L&R as part of the compensation stipulated in the Agreement under Recital F., as modified by the additional Agreement under Recital G.

With reference to the assigned credit, EWS undertakes to send L&R any documentation that pertains to the credit and is required for its collection, as well as any correspondence or payment that it may receive with respect to the assigned credit. By affixing their signature hereto, ECOIDEA and ES hereby confirm their acceptance of the assignment as detailed above, each for its own part.

4.03 Assignment of L&R Credit to NATHANIEL
------------------------------------------

L&R hereby assigns to NATHANIEL a portion of its credit due from ECOIDEA that it acquired by virtue of the preceding Paragraph 4.02, in the amount of USD
3,000,000.00 (three million) at the same terms and conditions as the Agreement under Recital A. Said amount will be collectible upon a positive PLANT acceptance test, as stipulated in the aforementioned Agreement.

The assignment detailed in the preceding sub-paragraph is made in compliance with Art. 1198 of the Italian Civil Code, in fulfillment of L&R's obligation to compensate NATHANIEL in the amount of USD 3,000,000.00 (three million) which is the agreed-upon compensation stipulated in the Agreement under Recital H, and consisting in the cost of the GASIFIER, in addition to certain other costs (these "other costs" are analogous to the term "Additional Charges" contained in the Agreement under Recital H).

With reference to the assigned credit, L&R undertakes to send NATHANIEL any documentation that pertains to the credit and is required for its collection, as well as any correspondence or payment that it may receive with respect to the assigned credit. By affixing their signature hereto, ECOIDEA, ES, and EWS hereby confirm their acceptance of the assignment as detailed above, each for its own part.

                                    Article V
                              Statement By Ecoidea

To prove that it has sufficient funds available to satisfy the claims against it, as assigned under the above Article IV, ECOIDEA hereby submits attachment Sub 2 to this AGREEMENT consisting in the letter dated July 6, 2004 from MPS BANCAVERDE spa bank which states that: "RE: Funding N. 1004516. With this notice we confirm that the "Ecoidea S.r.l." company has in place with this Bank a financing operation for the purpose of constructing a building and installing an RDF combustion plant for the production of electrical energy and steam. Said financing will be disbursed through staged payments based on milestone completion (some payments have already been made) with payment of the final balance upon the positive outcome of acceptance testing. Sincerely, signed GENERAL MANAGEMENT"


                                   Article VI
                              Additional Agreement

In addition to the stipulations contained in this AGREEMENT, the Parties hereto agree to take on the obligations under Attachment #3, each for its own part.


                                   Article VII
                                  Governing Law


This AGREEMENT shall be governed by Italian law.

                                  Article VIII
                                    Disputes

Any  dispute  that  should  arise   concerning   the  validity,   effectiveness,
interpretation, execution, failure to perform, or termination of this AGREEMENT will be the exclusive jurisdiction of Italian Courts.


                                   Article IX
                                Text of Agreement

This AGREEMENT, which has been prepared in five original copies, one for each of the PARTIES, is composed of 7 (seven) pages, 9 articles, including the present one, and of 3 (three) attachments, identified by numbers 1 through 3. Each original copy of this AGREEMENT contains the Italian language version of the text and its English language translation. The PARTIES hereto agree that the Italian language version of this Agreement shall govern and control in case of any differences or disagreement.


Attachments:

#1 Agreement Between Ecoidea And E.S.
#2 Letter from MPS BANCAVERDE S.p.a.
#3 Additional Agreement Between the Parties


ECOIDEA S.R.L.                [/s/ Signature illegible]
                              [Printed Name: Augusto Pizzolo: Representative]

ELECTRONIC SOLAR S.R.L.       [/s/ Signature illegible]
                              [Printed Name: Massimo Caratti: Representative]

EUROPEAN WASTE
SOLUTION INC.                 [/s/ Signature illegible]

L&R ENERGY COMPANY LLC        [/s/ Signature illegible]

NATHANIEL ENERGY CORP         [/s/ Signature illegible]
                              [Printed Name: Dennis Pungitore: Nathaniel VP OPS]

            AGREEMENT PERTAINING TO THE DEFINITION OF PLANT START-UP


This document was prepared with the intent of clarifying among the parties the expression "completing and starting up the plant" contained in Article 3 of the Agreement made on July 16, 2004 (the "Agreement") between ECOIDEA SRL, ELECTRONIC SOLAR SRL, EUROPEAN WASTE SOLUTIONS INC., L&R ENERGY COMPANY LLC, and NATHANIEL ENERGY CORPORATION.

The following meaning should be given to the expression "completing and starting up the plant" contained in Article 3 of the Agreement:

Initial Start-Up Phase
----------------------

(a) A (1) gasifier must be placed in service with natural gas by July 29, 2004.

(b) By the same date - July 29, 2004 - the Plant must produce at least 1 Kilowatt of electricity.

(c) After fulfilling the obligations under the preceding paragraphs (a) and (b), and without prejudice to the obligation to comply with the Veneto Regional Council deliberation # 2926 dated October 3, 2003, the Plant must be immediately shut down and work resumed in order to proceed with testing.


Dated: July 16, 2004

Ecoidea S.r.l.                                     Electronic Solar S.r.l.
By: [/s/ Signature Illegible]                      By: [/s/ Signature Illegible]
Name: Augusto Pizzolo                              Name: Massimo Caratti
Title: Representative                              Title: Representative

European Waste Solutions, Inc.                     L&R Energy Company, LLC
By: [/s/ Signature Illegible]                      By: [/s/ Signature Illegible]
Name: G. Licursi                                   Name: Richard L. Franks
Title: Managing Director                           Title: Manager

Nathaniel Energy Corporation
By: [/s/ Signature Illegible]
Name: Dennis W. Pungitore
Title: VP OPS

                                  ATTACHMENT #2

MPS BANCAVERDE
BANK FOR NATURE
First ISO 14001 Certified AND EMS Registered Italian Bank


                                        To:   Spett. ECOIDEA S.r.l.
                                              Via San Michele 41
                                              37044 Cologna Veneta (VR)



Florence July 6, 2004


RE: Funding N. 1004516


          With this notice we confirm that the "Ecoidea S.r.l." company has in place with this Bank a financing operation for the purpose of constructing a building and installing an RDF combustion plant for the production of electrical energy and steam. Said financing will be disbursed through staged payments based on milestone completion (some payments have already been made) with payment of the final balance upon the positive outcome of acceptance testing.

          Sincerely,


                                                     GENERAL MANAGEMENT
                                                     [/s/ Signature Illegible]












MPS BANCAVERDE SPA General Management: Piazza D'Azeglio, 22 - 50121 Florence
                     - Capital Stock 50,000,000 Euros paid
               in full - Business Registration # and VAT Tax ID # 00658040480 Bank Code # 10004.0 Group Code #1030.6 - C.P. 1478 - Phone: 055 23 311 -
                     Fax 055 240 826 - Toll Free # 800 267
          241 - www.bancaverde.it - e-mail: contactcenter@bancaverde.it

 Adheres to the Code of Ethics of the Financial and Banking sector - Adheres to the Safety Deposit Interbank Fund - Adheres to UNEP
                                    MPS GROUP

                                  ATTACHMENT 3

 ADDITIONAL AGREEMENT BETWEEN NATHANIEL - L&R - EWS - ECOIDEA - ELECTRONIC SOLAR

1 - Nathaniel is committed to an initial start-up of the plant by July 31, 2004 and to completing the plant by September 30, 2004 and guarantees the following performance: 57,600,000 BTU/hour, capable of producing 19,240 Kg/h of steam.

2 - Upon successful completion of testing, Ecoidea is committed to paying $ 3,000,000 to Nathaniel, through the assignment of credit as per the Agreement signed today, to which this document is an attachment.

3 - Nathaniel will bear all costs for its own personnel and any missing equipment up to the time of acceptance testing, besides the costs it has already incurred.

4 - Ecoidea will bear all the extra costs incurred to complete the GASIFIER (labor and materials)

5 - Upon successful completion of acceptance testing, Ecoidea is committed to paying $3,925,000 to L&R, through the assignment of credit as per the Agreement signed today, to which this document is an attachment.

6 - EWS will not be able to claim any additional costs from L&R.

7 - L&R will not be able to claim any additional costs from Nathaniel.

8 - EWS, Electronic Solar, and Ecoidea defer the final definition of responsibilities pertaining to all additional costs until acceptance testing of the PLANT has been completed. In any case, no further claims will be made of L&R and Nathaniel for these additional costs.

Dated: July 16, 2004

Ecoidea S.r.l.                                      Electronic Solar S.r.l.
By: [/s/ Signature Illegible]                       By:[/s/ Signature Illegible]
Name: Augusto Pizzolo                               Name: Massimo Caratti
Title: Representative                               Title: Representative

European Waste Solutions, Inc.                      L&R Energy Company, LLC
By: [/s/ Signature Illegible]                       By:[/s/ Signature Illegible]
Name: G. Licursi                                    Name: Richard L. Franks
Title: Managing Director                            Title: Manager

Nathaniel Energy Corporation
By: [/s/ Signature Illegible]
Name: Dennis W. Pungitore
Title: VP OPS